UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 12, 2007

Nordson Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	0-7977	34-0590250
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

28601 Clemens Road, Westlake, Ohio		44145
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-892-1580

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b) Departure of Certain Officer.

On August 28, 2006, Nordson Corporation issued a press release announcing the intended retirement of Peter S. Hellman, president and chief financial and administrative officer. On September 12, 2007, Nordson Corporation issued a press release announcing Mr. Hellman will retire on January 1, 2008.

A copy of the August 28, 2006 and September 12, 2007, press releases are filed with this Form 8-K as Exhibit 99.1 and 99.2, respectively and are hereby incorporated by reference in this Item 5.02(b).

Item 5.02(c) Appointment of Certain Officer.

On September 12, 2007, Nordson Corporation issued a press release announcing several changes to its executive management team, including the intended appointment of Gregory A. Thaxton as vice president, chief financial officer effective January 1, 2008, subject to formal action by the Board of Directors at the Board’s scheduled December 12, 2007 meeting. Mr. Thaxton was elected vice president, controller in February 2007. A copy of the September 12, 2007 press release is filed with this Form 8-K as Exhibit 99.2 and is hereby incorporated by reference in this Item 5.02(c).

Item 9.01 Financial Statements and Exhibits.

c.) Exhibits

99.1 Press release of Nordson Corporation dated August 28, 2006.
99.2 Press release of Nordson Corporation dated September 12, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nordson Corporation

September 14, 2007	By:	Robert E. Veillette

Name: Robert E. Veillette
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Nordson Corporation dated August 28, 2006
99.2	Press release of Nordson Corporation dated September 12, 2007